                                                        ------------------------
                                                              OMB APPROVAL
                                                        ------------------------
                                                        OMB Number: 3235-0060
                                                        Expires: April 30, 2009
                                                        Estimated average burden
                                                        hours per response: 5.0
                                                        ------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 17, 2008

                               MBT FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)

          MICHIGAN                       000-30973              38-3516922
(State or other jurisdiction           (Commission             (IRS Employer
       of incorporation)               File Number)         Identification No.)

102 EAST FRONT STREET, MONROE, MICHIGAN                             48161
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (734) 241-3431

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 17, 2008, Registrant issued a press release announcing its results of operations and financial condition for and as of the quarter and six months ended June 30, 2008, unaudited. The press release is attached as Exhibit No. 99 and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

The following exhibits are furnished herewith:

EXHIBIT
NUMBER    EXHIBIT DESCRIPTION
-------   -------------------
99        Press Release dated July 17, 2008 announcing Registrant's results of operations and financial condition for and as of the quarter and six months ended June 30, 2008.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

                                       MBT FINANCIAL CORP.


Date: July 17, 2008                    By: /s/ H. Douglas Chaffin
                                           -------------------------------------
                                           H. Douglas Chaffin
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER    EXHIBIT DESCRIPTION
-------   -------------------
99        Press Release dated July 17, 2008 announcing Registrant's results of operations and financial condition for and as of the quarter and six months ended June 30, 2008.